BLACKROCK FUNDS III

BlackRock Disciplined International Fund

(the “Fund”)

Supplement dated May 20, 2016 to the Fund’s

Statement of Additional Information dated April 29, 2016

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements—Investment Adviser” is revised as follows:

The eleventh paragraph is deleted in its entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL,” and together with BFA, the “Sub-Advisers”). Pursuant to the sub-advisory agreements, each Sub-Adviser manages a portion of the Master Portfolio’s portfolio and receives for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Advisory Contract with respect to that portion of the Master Portfolio’s portfolio. The Sub-Advisers are responsible for the day-to-day management of a portion of the Master Portfolio’s portfolio.

The twelfth paragraph is deleted in its entirety and replaced with the following:

Although the Fund commenced operations on September 9, 2015, for the periods shown below, BlackRock made the following payments, with respect to the Master Portfolio, under the sub-advisory agreement with BFA:

MASTER PORTFOLIO	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Period October 31, 2013[1] to December 31, 2013
International Tilts Master Portfolio	$12,492	$7,962	$0

[1]	Commencement of operations

As of the date of this SAI, BlackRock has not made any payments to BIL for sub-advisory services on behalf of the Fund.

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Raffaele Savi, Kevin Franklin and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Raffaele Savi	3	44	28	0	0	0
	$2.00 Billion	$14.58 Billion	$22.47 Billion	$0	$0	$0
Kevin Franklin	2	25	8	0	0	0
	$1.80 Billion	$4.87 Billion	$2.75 Billion	$0	$0	$0
Richard Mathieson*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

*	Information provided for Mr. Mathieson is as of April 29, 2016.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Savi, Franklin and Mathieson is not measured against a specific benchmark.

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview—Distribution of Discretionary Incentive Compensation—Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

With the exception of Mr. Mathieson, the portfolio managers of the Fund have unvested long-term incentive awards.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Raffaele Savi	None
Kevin Franklin	None
Richard Mathieson*	None

*	Information provided for Mr. Mathieson is as of April 29, 2016

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Savi, Franklin and Mathieson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Savi, Franklin and Mathieson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-DI-0516SUP